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                         REGISTRATION RIGHTS AGREEMENT

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This is a REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of June 7,
1996 by and among ZYNAXIS, INC., a Pennsylvania corporation with headquarters located at 371 Phoenixville Pike, Malvern, Pennsylvania, 19355 (the "Company"), and S.R. ONE, LTD., a Pennsylvania business trust with headquarters at 565 E. Swedesford Road, Suite 315, Wayne, PA 19087 ("S.R. One").


                                   BACKGROUND
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In connection with the issuance by the Company of a PROMISSORY NOTE AND SECURITY
AGREEMENT to S.R. One. (the "Note") and a WARRANT (the "Warrant"), on the date hereof to S.R. One, the Company and S.R. One have agreed to enter into this agreement relating to Registration of the shares of the Company's Common Stock (the "Warrant Shares") issuable upon exercise of the Warrant.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration which is specified within the Note and the Warrant, the receipt and sufficiency of which are hereby acknowledged, the Company and S.R. One agree as follows:


                                   SECTION 1:
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                            REGISTRATION ON FORM S-3
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1.1 Prior to November 28, 1996, unless not permitted under the then applicable rules and regulations of the Securities and Exchange Commission (the "SEC"), the Company will commence preparation of and will file a registration statement on Form S-3 (the "Registration Statement") with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), to register the Warrant Shares. The Company will use its best efforts to have the Registration Statement declared effective and keep the Registration Statement effective until the earlier of (1) the fifth anniversary of the date of this Agreement, subject to such periods of time when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment is filed and declared effective or an appropriate report is filed by the Company with the SEC, or (2) the date on which the Warrant Shares may be sold without restriction under the Securities Act.
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                                   SECTION 2:
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                               ABOUT REGISTRATION
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2.1 The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and S.R. One or a permitted transferee under Section 4.1 hereof (the "Holder") shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Warrant Shares to be registered on behalf of such Holder in accordance with this Section 2 (the "Registrable Securities"). "Registration Expenses" means all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" means all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for the Holder.

2.2 In the case of any registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be deemed necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities; (ii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request; (iii) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (iv) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities; (v) comply with all applicable rules and regulations of the SEC; and (vi) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in all jurisdictions for which the Holder requests in writing such registration or qualification, provided however that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

2.3 Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance described herein. Such Holder shall represent that such information is true and complete.

2.4 If any Holder shall propose to sell any Registrable Securities pursuant to a Registration Statement, it shall notify the Company of its intent to do so at least three full business days prior to such sale, and the provision of such notice to the Company shall be deemed to establish an agreement by such Holder to comply with the registration

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provisions contained herein. Such notice shall be deemed to constitute a representation that any information previously supplied by such Holder is accurate as of the date of such notice. At any time within such three business day period, the Company may refuse to permit the Holder to resell any Registrable Securities pursuant to the Registration Statement; provided that in order to exercise this right, the Company must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because, in the good judgment of the Company, a sale pursuant to a Registration Statement in its then-current form could require the public disclosure of information that would not otherwise be required to be disclosed (which disclosure would be burdensome or could have a material adverse effect on the Company) or that would in other respects constitute a violation of the federal securities law. In such an event, the Company shall use its best efforts to amend the Registration Statement if necessary and take all other actions necessary to allow such sale under the federal securities laws, and shall notify the Holder promptly after it has determined that such circumstances no longer exist. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to withdraw a Registration Statement more than two times in any twelve
(12) month period, and the period during which such Registration Statement may be withdrawn shall not exceed thirty (30) days. Each Holder hereby covenants and agrees that it will not sell any Registrable Securities pursuant to a Registration Statement during the periods a Registration Statement is withdrawn as set forth in this Section 2.4.

2.5 When a Holder is entitled to sell, gives notice of its intent to sell pursuant to a Registration Statement and complies with the provisions of this Section, the Company shall furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.


                                   SECTION 3:
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                       INDEMNIFICATION AND CONTRIBUTION.
                       --------------------------------

3.1 The Company agrees to indemnify and hold harmless each Holder and its directors and officers from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact in or omission of a material fact from a Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in such Registration Statement, and the Company will, as incurred, reimburse such Holder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however,
                                                          --------  -------
that the Company shall not be liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is

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based upon (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with information furnished to the Company by or on behalf of such Holder for use in preparation of such Registration Statement or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

3.2 Each Holder agrees to indemnify and hold harmless the Company and its directors and officers from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting
(i) an untrue statement of a material fact in or omission of a material fact from a Registration Statement in reliance upon and in conformity with information furnished to the Company by or on behalf of such Holder for use in preparation of such Registration Statement, provided that no Holder shall be liable in any such case for any untrue statement included in any prospectus which statement has been corrected in writing by such Holder and delivered to the Company before the sale from which such loss occurred and each Holder will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

3.3 Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

3.4 If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under Section 3.1 or Section
3.2 above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) based upon such party's relative fault, as well as any other

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relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 3.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section
3.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.4, no Holder shall be required to contribute any amount in excess of the amount by which the net amount received by the Holder from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

3.5 The obligations of the Company and the Holder under this Section 3 shall be in addition to any liability which the Company and the Holder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Holder within the meaning of the Securities Act.


                                   SECTION 4:
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                        TRANSFER OF REGISTRATION RIGHTS.
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4.1 The right to sell Registrable Securities pursuant to a Registration
Statement described herein may not be assigned or transferred by S.R. One, except to an Affiliate. For the purpose of this Section 4, "Affiliate" shall mean any entity which controls, is controlled by or is under common control with S.R. One. In the event that it is necessary, in order to permit a Holder to sell Registrable Securities pursuant to a Registration Statement, to amend such Registration Statement to name such Holder, such Holder shall, upon written notice to the Company, be entitled to have the Company make such amendments as soon as reasonably practicable. Notwithstanding the above provisions relating to Registration Expenses, in the event that such an amendment is requested, the Holder shall, at the request of the Company, be obligated to reimburse the Company for reasonable Registration Expenses incurred by it in connection with such amendment.

4.2 S.R. One hereby agrees that, if a transfer or assignment is necessary pursuant to Section 4.1, that, assignment of the right to sell Registrable Securities pursuant to a Registration Statement will be contingent upon the Affiliate accepting assignment of this Agreement.

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IN WITNESS WHEREOF, the Company and S.R. One have caused this Agreement to be duly executed as of the date first written above.







ZYNAXIS, INC.



By:   /s/ Francis M. Conway
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      Francis M. Conway
      Controller, Treasurer and Secretary







S.R. ONE, LTD.

By:   /s/ Brenda D. Gavin
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Date: October 3, 1996
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